UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2018.

THE DUN & BRADSTREET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15967 (Commission File Number)	22-3725387 (I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Page

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

SIGNATURES EX-99.1: PRESS RELEASE	2

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 9, 2018, Joshua L. Peirez, the President and Chief Operating Officer of the Company, tendered his resignation from such positions and from his employment and any other positions with the Company and its affiliated entities, effective as of the close of business on March 15, 2018.

Item 7.01.	Regulation FD Disclosure.

On March 9, 2018, we issued a press release announcing the above leadership change. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release of The Dun & Bradstreet Corporation, dated March 9, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

	By:	/s/ Richard S. Mattessich
Vice President, Associate General Counsel

DATE: March 9, 2018

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